                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-22031

            RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
   --------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (612) 671-1947
                                                    --------------

Date of fiscal year end: 12/31
                        --------
Date of reporting period: 12/31
                        --------

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
LASALLE INTERNATIONAL REAL ESTATE FUND
(FORMERLY SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND
SEEKS LONG-TERM CAPITAL APPRECIATION AND, SECONDLY,
CURRENT INCOME.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

Portfolio of Investments...........   10

Statement of Assets and
  Liabilities......................   15

Statement of Operations............   16

Statements of Changes in Net
  Assets...........................   17

Financial Highlights...............   18

Notes to Financial Statements......   20

Report of Independent Registered
  Public Accounting Firm...........   36

Federal Income Tax Information.....   38

Board Members and Officers.........   39

Proxy Voting.......................   43




--------------------------------------------------------------------------------
     RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource LaSalle International Real Estate Fund (the Fund) Common Stock gained 48.21% based on market price, and 34.15% based on net asset value (excluding sales charge impact) for the 12-month period ended Dec. 31, 2009.

> The Fund underperformed the UBS Global Investors Index (excluding U.S.) based on net asset value, which gained 42.60% for the 12-month period ended Dec. 31, 2009.

> The Fund underperformed the UBS Global Investors Index based on net asset value, which gained 35.70% for the same period.

> The Fund outperformed the FTSE-NAREIT Equity REITs Index, which rose 27.99% for the 12 months ended Dec. 31, 2009.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR   5/30/07
----------------------------------------------------------------
RiverSource LaSalle International Real
  Estate Fund
  Market Price                                +48.21%    -28.51%(a)
----------------------------------------------------------------
  Net Asset Value:
----------------------------------------------------------------
    Without sales charge                      +34.15%    -21.32%(b)
----------------------------------------------------------------
    With sales charge                         +28.09%    -22.71%(b)
----------------------------------------------------------------
UBS Global Investors Index (excluding
  U.S.)(c) (unmanaged)                        +42.60%    -18.69%
----------------------------------------------------------------
UBS Global Investors Index(d) (unmanaged)     +35.70%    -16.30%
----------------------------------------------------------------
FTSE-NAREIT Equity REITs Index(e)
  (unmanaged)                                 +27.99%    -13.09%
----------------------------------------------------------------



(a) Market price total return at inception is based on the initial offering price on May 25, 2007, which was $25.00 per share.

(b) Net asset value total return at inception is from the opening of business on May 30, 2007. The since-inception returns are calculated with and without the effect of the initial 4.50% maximum sales charge.

(c) The UBS Global Investors Index (excluding U.S.) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This index represents real estate securities in over 21 countries, excluding the United States.

(d) The UBS Global Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent.

(e) The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded U.S. real estate trusts that are equity real estate investment trusts (REITs), as determined by the National Association of Real Estate Investment Trusts.


--------------------------------------------------------------------------------
2  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

PRICE PER SHARE
--------------------------------------------------------------------------------


                            DEC. 31,  SEPT. 30,  JUNE 30,  MARCH 31,  DEC. 31,
                              2009       2009      2009       2009      2008
------------------------------------------------------------------------------
Market price                  $7.39     $7.33      $5.57     $4.17      $5.60
------------------------------------------------------------------------------
Net asset value                9.09      9.29       7.29      5.71       7.61
------------------------------------------------------------------------------



DISTRIBUTIONS PAID PER SHARE
--------------------------------------------------------------------------------


PAYMENT DATE                                     PER SHARE AMOUNT
-----------------------------------------------------------------
March 23, 2009                                         $0.13
-----------------------------------------------------------------
June 9, 2009                                            0.13
-----------------------------------------------------------------
Sept. 24, 2009                                          0.06
-----------------------------------------------------------------
Dec. 21, 2009                                           0.36
-----------------------------------------------------------------


The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.


--------------------------------------------------------------------------------
     RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
   X                      MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






Investments in real estate securities may be subject to specific risks, such as risks to general and local economic conditions, and risks related to individual properties. Investing in one economic sector, such as real estate, may result in greater price fluctuations than owning a portfolio of diversified investments. The Fund is a "non-diversified" fund and, as such, the Fund may hold fewer securities than other funds. A decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Stockholders,

RiverSource LaSalle International Real Estate Fund (the Fund) is a closed-end fund. Up to 20% of its portfolio may be invested in a U.S. dividend-capture strategy; the balance is invested in equity and equity-related securities of international real estate companies.

The Fund's Common Stock return, based on net asset value (excluding sales charge impact), was 34.15% for the 12 months ended Dec. 31, 2009. In comparison, the FTSE NAREIT Equity REITs Index rose 27.99% for the 12 months. The UBS Global Investors Index of global real estate stocks gained 35.70%, and the UBS Global Investors Index (excluding U.S.) rose 42.60% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Both the global economy and global real estate companies appear to have navigated the most dramatic and dangerous economic and financial year in decades. After a dismal first quarter, the stabilizing of the world's

COUNTRY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Australia                                  19.3%
------------------------------------------------
Belgium                                     0.1%
------------------------------------------------
Bermuda                                     1.9%
------------------------------------------------
Canada                                      3.0%
------------------------------------------------
Finland                                     0.9%
------------------------------------------------
France                                      9.6%
------------------------------------------------
Germany                                     0.8%
------------------------------------------------
Hong Kong                                   5.7%
------------------------------------------------
Japan                                      11.0%
------------------------------------------------
Luxembourg                                  0.9%
------------------------------------------------
Netherlands                                 7.2%
------------------------------------------------
Singapore                                   3.7%
------------------------------------------------
Sweden                                      2.6%
------------------------------------------------
Switzerland                                 1.5%
------------------------------------------------
United Kingdom                             13.3%
------------------------------------------------
United States                              18.4%
------------------------------------------------
Other(2)                                    0.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
     RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


economies and financial system led to strong mid-year recovery in the stock prices of global real estate companies, and continued progress in the final months of the year. We believe this progress reflects investor relief that the financial crisis may be in the process of resolution, renewed growth in most of the economies around the world, the increased financial stability of the public real estate industry, and the coming-into-view of the recovery in the world's commercial real estate markets.

The best performing real estate stock markets, Singapore and Hong Kong, benefitted from the early recovery of their economies and financial liquidity helped by the stimulus applied to the Chinese economy. In Japan, the only market to lose ground in 2009, both the economy and real estate market lagged. The more economically stable real estate markets and economies in Continental Europe significantly outperformed. Real estate companies in the U.K. and U.S. lagged the global index somewhat; in the case of the U.S., much of this was due to the weak dollar.

An important factor in the recovery of global real estate stocks was the re-opening of the capital markets beginning in the second quarter. Public real estate companies raised more than $45 billion U.S. dollars (USD) in new equity issues in 2009, as well as more than $20 billion USD in

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Westfield Group (Australia)                 9.6%
------------------------------------------------
Unibail-Rodamco (France)                    8.5%
------------------------------------------------
Stockland (Australia)                       5.3%
------------------------------------------------
Dexus Property Group (Australia)            4.1%
------------------------------------------------
Link REIT (Hong Kong)                       3.6%
------------------------------------------------
Corio (Netherlands)                         3.2%
------------------------------------------------
British Land (United Kingdom)               2.7%
------------------------------------------------
Japan Real Estate Investment (Japan)        2.4%
------------------------------------------------
Hammerson (United Kingdom)                  2.3%
------------------------------------------------
Land Securities Group (United Kingdom)      2.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



unsecured debt. Bank credit has become more available as well, and both the initial public offering and commercial mortgage-backed securities (CMBS) markets revived in the U.S. in the fourth quarter. Companies have been able to improve financial flexibility through new stock issues, debt repurchases, asset sales, and more efficient and capital-conserving operating, investment, and development policies.

The leading components of the Fund's return in 2009 were holdings in Continental Europe, particularly France and the Netherlands. Hong Kong was another major contributor, as was the dividend-capture program in U.S. real estate investment trusts (REITs). Major company contributions to the Fund's return came from holdings in two Hong Kong companies, LINK REIT and HONGKONG LAND HOLDINGS, STOCKLAND in Australia, and two French companies, KLEPIERRE and UNIBAIL-RODAMCO. Holdings in three Japanese companies -- NTT URBAN DEVELOPMENT, JAPAN REAL ESTATE INVESTMENT, and JAPAN RETAIL FUND INVESTMENT -- were the largest negative contributors to return.

CHANGES TO THE FUND'S PORTFOLIO
Our investment process for the international portion of the Fund's portfolio is driven by our estimates of the intrinsic values of the stocks in our investment universe, and our evaluation of the relative values offered by property sectors and individual stocks. In the international portion of the portfolio, a larger percentage of assets were invested in Australia, Singapore, and Continental Europe at the end of 2009 than a year earlier, and the proportion in Hong Kong, Japan, and the U.K. declined somewhat. The percentage of asset allocation to the U.S. remained the same. At the end of the year, a significantly higher percentage of assets were invested in companies owning retail properties than at the end of the prior year, and a smaller percentage of holdings in companies with office and diversified properties. The strategy of the dividend-capture portion of the portfolio did not change during the year.

OUR FUTURE STRATEGY
In contrast to other real estate cycles, the current one has been marked more by a deficit in demand rather than an excess of supply. This is particularly important in the slower-growing economies of Europe and North America. Just as businesses have been reducing inventory, space occupiers are making do with as little square footage as possible. With

--------------------------------------------------------------------------------
     RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


little new supply, and natural obsolescence continuing, the chances of a strong surge in demand increases once the cycle turns up.

Property values are already increasing in parts of Asia and in the U.K., and we expect value recovery will anticipate revived fundamentals to some extent in Europe and North America. Transactions are still sparse, but there is evidence that capitalization rates are stable to falling, particularly for the income generated by stabilized core properties, and that the net operating income component of these valuations is higher than had been predicted earlier in the year. Both of these factors increase property valuations. The prices of global real estate companies relative to their assets are still relatively high, and we expect the net asset values of the companies in our investment universe will benefit from lower capitalization rates in 2010. By other measures, such as the implied capitalization rates of public real estate companies and their dividend yields versus broad-market yield comparables, we believe the shares of these companies continue to offer reasonable value in most markets.

While the Fund concentrates its investments in the real estate industry, its portfolio is well diversified by region and property sector. The companies in our portfolio, in our view, generally own higher-quality properties, have moderate leverage, and have excellent management and well thought-out business plans. We believe these companies are well positioned to take advantage of conditions in this year's real estate market. If attractive acquisitions are available because highly-levered owners become unable to retain control of their properties, the available capital reserves of these companies can be invested to their advantage. We think the higher-quality portfolio of these companies should outperform the market.

In conclusion, economic conditions improved materially as 2009 progressed, and we believe they will continue to strengthen in 2010 and beyond. We believe most global real estate companies are financially secure today and are prepared to both maximize the potential of their operating portfolio and capitalize on value-added opportunities that may present themselves. We believe they offer an attractive combination of the potential for increased earnings, high current income and the cushion of real assets, as real estate markets recover.


--------------------------------------------------------------------------------
8  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                      (LASALLE INVESTMENT MANAGEMENT LOGO)
                LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P.
                  LASALLE INVESTMENT MANAGEMENT SECURITIES B.V.


Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
     RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (19.0%)
Abacus Property Group                                  718,974               $286,780
Dexus Property Group                                 4,582,224(d)           3,475,378
Stockland                                            1,277,620              4,499,983
Westfield Group                                        728,361              8,149,298
                                                                      ---------------
Total                                                                      16,411,439
-------------------------------------------------------------------------------------

BELGIUM (0.1%)
Cofinimmo                                                  767                108,257
-------------------------------------------------------------------------------------

BERMUDA (1.9%)
Hongkong Land Holdings                                 335,128              1,650,534
-------------------------------------------------------------------------------------

CANADA (3.0%)
Canadian Real Estate Investment Trust                   68,700              1,773,833
RioCan Real Estate Investment Trust                     41,600                786,177
                                                                      ---------------
Total                                                                       2,560,010
-------------------------------------------------------------------------------------

FINLAND (0.9%)
Citycon                                                 35,752                149,459
Sponda                                                 159,683(b,d)           622,389
Technopolis                                              1,309                  5,798
                                                                      ---------------
Total                                                                         777,646
-------------------------------------------------------------------------------------

FRANCE (9.5%)
Klepierre                                                6,940                280,764
Mercialys                                               19,563                687,628
Unibail-Rodamco                                         32,977              7,233,780
                                                                      ---------------
Total                                                                       8,202,172
-------------------------------------------------------------------------------------

GERMANY (0.8%)
Deutsche Euroshop                                       20,367                686,964
-------------------------------------------------------------------------------------

HONG KONG (5.7%)
Great Eagle Holdings                                   317,000                821,978
Hysan Development                                      347,368                983,074
Link REIT                                            1,211,115              3,090,408
                                                                      ---------------
Total                                                                       4,895,460
-------------------------------------------------------------------------------------

JAPAN (10.9%)
Frontier Real Estate Investment                             85                604,821
Japan Logistics Fund                                       146              1,070,625
Japan Real Estate Investment                               274              2,021,502
Japan Retail Fund Investment                               361(d)           1,624,815
Mitsui Fudosan                                          90,000              1,522,968
Nippon Building Fund                                       179              1,361,522
NTT Urban Development                                    1,750              1,169,131
                                                                      ---------------
Total                                                                       9,375,384
-------------------------------------------------------------------------------------

NETHERLANDS (7.1%)
Corio                                                   39,581              2,692,699
Eurocommercial Properties                               28,776              1,189,326
VastNed Retail                                           8,987                590,068
Wereldhave                                              17,446              1,663,925
                                                                      ---------------
Total                                                                       6,136,018
-------------------------------------------------------------------------------------

SINGAPORE (3.6%)
Ascendas Real Estate Investment Trust                  866,137              1,359,805
CapitaLand                                             340,000              1,008,739
CapitaMall Trust                                       593,330                757,392
                                                                      ---------------
Total                                                                       3,125,936
-------------------------------------------------------------------------------------

SWEDEN (2.5%)
Castellum                                              104,527              1,059,461
Hufvudstaden Cl A                                      146,825              1,113,508
                                                                      ---------------
Total                                                                       2,172,969
-------------------------------------------------------------------------------------

SWITZERLAND (1.5%)
PSP Swiss Property                                      22,352(b,d)         1,261,599
-------------------------------------------------------------------------------------

UNITED KINGDOM (13.2%)
Atrium European Real Estate                            153,771              1,033,430
Big Yellow Group                                        70,349(b,d)           400,882
British Land                                           300,161              2,312,043
Development Securities                                  43,093                236,619


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
10  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
Great Portland Estates                                 241,050             $1,116,111
Hammerson                                              292,775              1,993,349
Helical Bar                                             37,276                205,504
Land Securities Group                                  176,816              1,946,722
Segro                                                  180,961              1,004,050
Shaftesbury                                            174,029(d)           1,106,893
                                                                      ---------------
Total                                                                      11,355,603
-------------------------------------------------------------------------------------

UNITED STATES (18.2%)
AMB Property                                            27,000                689,850
AvalonBay Communities                                   17,600(d)           1,445,137
BioMed Realty Trust                                     92,500              1,459,651
DCT Industrial Trust                                   113,500                569,770
Essex Property Trust                                    13,550              1,133,458
Federal Realty Investment Trust                         19,800              1,340,856
Healthcare Realty Trust                                 49,695(d)           1,066,455
Host Hotels & Resorts                                   63,256(d)             738,200
Kimco Realty                                            56,200(d)             760,386
Macerich                                                   497                 17,849
Mack-Cali Realty                                        32,000              1,106,240
Public Storage                                          12,744(d)           1,037,999
Simon Property Group                                    16,933(d)           1,351,253
SL Green Realty                                         20,800              1,044,992
Taubman Centers                                         28,654(d)           1,028,965
Ventas                                                  20,749                907,561
Vornado Realty Trust                                         1                     45
                                                                      ---------------
Total                                                                      15,698,667
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $84,771,998)                                                       $84,418,658
-------------------------------------------------------------------------------------



CLOSED-END FUNDS (0.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
LUXEMBOURG
ProLogis European Properties                           121,996(b)            $746,693
-------------------------------------------------------------------------------------
TOTAL CLOSED-END FUNDS
(Cost: $1,454,524)                                                           $746,693
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                 59,984(e)             $59,984
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $59,984)                                                               $59,984
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (9.4%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                     8,102,844             $8,102,844
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $8,102,844)                                                         $8,102,844
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $94,389,350)(f)                                                    $93,328,179
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec, 31, 2009:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Real Estate Investment Trusts (REITs)(1)        82.1%       $70,887,503
Real Estate Management & Development            16.6         14,277,848
Other(2)                                         9.5          8,162,828
-----------------------------------------------------------------------
Total                                                       $93,328,179
-----------------------------------------------------------------------



(1) Includes U.S. REITs as well as entities similar to REITs formed under the laws of non-U.S. countries.
(2) Cash & Cash Equivalents


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $105,426,609 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $6,314,473
     Unrealized depreciation                         (18,412,903)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(12,098,430)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
12  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                            ------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2
                              QUOTED PRICES        OTHER              LEVEL 3
                                IN ACTIVE       SIGNIFICANT         SIGNIFICANT
                               MARKETS FOR       OBSERVABLE        UNOBSERVABLE
DESCRIPTION                 IDENTICAL ASSETS       INPUTS             INPUTS          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Real Estate
     Investment Trusts
     (REITs)                   $17,511,983      $52,628,827             $--        $70,140,810
    Real Estate
     Management &
     Development                   746,693       13,531,155              --         14,277,848
----------------------------------------------------------------------------------------------
Total Equity Securities         18,258,676       66,159,982              --         84,418,658
----------------------------------------------------------------------------------------------
Other
  Closed-End Funds                      --          746,693              --            746,693
  Affiliated Money
    Market Fund(b)                  59,984               --              --             59,984
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         8,102,844               --              --          8,102,844
----------------------------------------------------------------------------------------------
Total Other                      8,162,828          746,693              --          8,909,521
----------------------------------------------------------------------------------------------
Total                          $26,421,504      $66,906,675             $--        $93,328,179
----------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside of U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 1(800) 937-5449.


--------------------------------------------------------------------------------
14  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $86,226,522)              $  85,165,351
  Affiliated money market fund (identified cost $59,984)                  59,984
  Investments of cash collateral received for securities on loan
    (identified cost $8,102,844)                                       8,102,844
--------------------------------------------------------------------------------
Total investments in securities (identified cost $94,389,350)         93,328,179
Cash                                                                      13,447
Foreign currency holdings (identified cost $267,196)                     270,446
Dividends and accrued interest receivable                                527,555
Receivable for investment securities sold                              3,425,077
--------------------------------------------------------------------------------
Total assets                                                          97,564,704
--------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            3,013,423
Payable upon return of securities loaned                               8,102,844
Accrued investment management services fees                               66,862
Accrued Stockholder account and registrar fees                             1,305
Accrued administrative services fees                                       5,846
Accrued Stockholders' meeting fees                                        31,100
Other accrued expenses                                                   100,304
--------------------------------------------------------------------------------
Total liabilities                                                     11,321,684
--------------------------------------------------------------------------------
Net assets applicable to outstanding Common Stock                  $  86,243,020
--------------------------------------------------------------------------------

REPRESENTED BY
Common Stock -- $.01 par value                                     $      94,858
Additional paid-in capital                                           204,938,640
Excess of distributions over net investment income                    (2,442,157)
Accumulated net realized gain (loss)                                (115,289,193)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (1,059,128)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding Common
  Stock                                                            $  86,243,020
--------------------------------------------------------------------------------
Shares outstanding applicable to Common Stock                          9,485,828
--------------------------------------------------------------------------------
Net asset value per share of outstanding Common Stock              $        9.09
--------------------------------------------------------------------------------
Market price per share of Common Stock                             $        7.39
--------------------------------------------------------------------------------
*Value of securities on loan                                       $   7,735,740
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  15

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  5,124,793
Income distributions from affiliated money market fund                      182
Income from securities lending -- net                                    10,221
  Less foreign taxes withheld                                          (324,241)
-------------------------------------------------------------------------------
Total income                                                          4,810,955
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     689,624
Stockholder account and registrar fees                                   11,157
Administrative services fees                                             36,537
Compensation of board members                                             2,234
Custodian fees                                                           74,205
Printing and postage                                                     40,115
Professional fees                                                        55,343
Stockholders' meeting fees                                               69,082
Other                                                                    52,737
-------------------------------------------------------------------------------
Total expenses                                                        1,031,034
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       3,779,921
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (47,092,567)
  Foreign currency transactions                                          45,536
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (47,047,031)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         63,947,534
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                16,900,503
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 20,680,424
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
16  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  3,779,921  $  5,487,210
Net realized gain (loss) on investments                             (47,047,031)  (50,782,115)
Capital gain distributions from investments                                  --     1,074,598
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         63,947,534   (37,099,266)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      20,680,424   (81,319,573)
---------------------------------------------------------------------------------------------
Distributions to Stockholders
  Net investment income                                              (6,488,521)   (2,631,601)
  Tax return of capital                                                      --   (13,359,685)
---------------------------------------------------------------------------------------------
Total distributions                                                  (6,488,521)  (15,991,286)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Value of shares issued for distributions -- 189,280 and 642,736
  shares                                                                919,875     6,417,603
Cost of shares purchased in open market -- 266,895 and 151,904
  shares                                                             (1,686,712)   (2,232,365)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      (766,837)    4,185,238
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              13,425,066   (93,125,621)
Net assets at beginning of year                                      72,817,954   165,943,575
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 86,243,020  $ 72,817,954
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $ (2,442,157) $ (1,288,595)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  17

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The Fund's financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund's performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment returns are not annualized for periods of less than one year.



--------------------------------------------------------------------------------
18  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                          YEAR ENDED DEC. 31,
                                                   --------------------------------
PER SHARE OPERATING PERFORMANCE                     2009         2008       2007(a)
Net asset value, beginning of period                $7.61       $18.29       $23.88(b)
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .39          .60          .35
Net gains (losses) (both realized and
 unrealized)                                         1.77        (9.42)       (4.95)
-----------------------------------------------------------------------------------
Total from investment operations                     2.16        (8.82)       (4.60)
-----------------------------------------------------------------------------------
Offering costs                                         --           --         (.05)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income             (.68)        (.29)        (.35)
Distributions in excess of net investment
 income                                                --           --         (.53)
Tax return of capital                                  --        (1.46)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.68)       (1.75)        (.88)
-----------------------------------------------------------------------------------
Issuance of Common Stock in distributions              --         (.11)        (.06)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $9.09        $7.61       $18.29
-----------------------------------------------------------------------------------
Market value, end of period                         $7.39        $5.60       $16.15
-----------------------------------------------------------------------------------
TOTAL RETURN:
Based upon net asset value                         34.15%      (50.17%)     (19.61%)
-----------------------------------------------------------------------------------
Based upon market price                            48.21%      (58.47%)     (32.20%)(e)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      1.41%        1.26%        1.18%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        5.15%        4.24%        2.82%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $86          $73         $166
-----------------------------------------------------------------------------------
Portfolio turnover rate                              255%         241%         134%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 30, 2007 (commencement of operations) to Dec. 31, 2007.
(b) Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) Annualized.
(e) Based upon initial offering price of $25.00 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource LaSalle International Real Estate Fund, Inc. (formerly Seligman LaSalle International Real Estate Fund, Inc.) (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act) as a non-diversified, closed-end management investment company. The Fund has 100 million authorized shares of common stock (Common Stock) The Fund's Common Stock trades on the New York Stock Exchange (NYSE) under the symbol "SLS".

The Fund's primary investment objective is long-term capital appreciation and its secondary objective is current income. In seeking its objectives, the Fund invests at least 80% of its Managed Assets (the net asset value of the Fund's Common Stock plus the liquidation preference of any issued and outstanding preferred shares (Preferred Stock) and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by international real estate companies.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund's shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund's Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of Preferred Shares and/or borrowings, including the issuance of debt securities. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the

--------------------------------------------------------------------------------
20  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2009, foreign currency holdings consisted of multiple denominations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

--------------------------------------------------------------------------------
22  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO STOCKHOLDERS
Effective Jan. 8, 2009, the Fund adopted an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to all distributions received by the Fund from its underlying portfolio investments (regardless of their characterization for tax purposes), less Fund expenses. Capital Gains, when available, are distributed along with the last income dividend of the calendar year.

Prior to Jan. 8, 2009, the Fund had a level rate distribution policy under which the Fund paid quarterly distributions to holders of Common Stock equal to 1.75% of the Fund's initial public offering price of $25.00, or approximately 7% on an annual basis.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income,

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to Stockholders.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
24  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                          $7,752
----------------------------------------------------------------------
Total                                               $7,752
----------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                           $173
----------------------------------------------------------------------
Total                                                $173
----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $2,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadvisors. See Subadvisory and delegation agreements below. Effective June 15, 2009, the annual management fee rate is equal to 0.915% of the Fund's average daily Managed Assets. Prior to June 15, 2009, the Investment Manager received an annual fee, equal to 0.98% of the Fund's average daily Managed Assets. The management fee for the year

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


ended Dec. 31, 2009 was 0.94% of the Fund's average daily Managed Assets. The reduction in the investment management services fee on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

SUBADVISORY AND DELEGATION AGREEMENTS
Under a subadvisory agreement between the Investment Manager and LaSalle Investment Management (Securities), L.P. (referred to as LaSalle U.S.) and a delegation agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. (collectively LaSalle), LaSalle is responsible for furnishing investment advice, research and assistance with respect to the Fund's investments. The Investment Manager contracts with and compensates LaSalle U.S. for the provision of day-to-day portfolio management of the Fund's assets. Under the subadvisory agreement, the Investment Manager pays LaSalle U.S. a fee equal to 0.49% of the Fund's average daily Managed Assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily Managed Assets that declines from 0.08% to 0.05% as the Fund's Managed Assets increase. For the period from June 15, 2009 through Dec. 31, 2009, the fee was 0.05% of the Fund's average daily Managed Assets. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $492.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their

--------------------------------------------------------------------------------
26  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $183,793,069 and $186,556,312, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. DIVIDEND INVESTMENT PLAN AND STOCK REPURCHASE PROGRAM

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 189,280 shares were issued to Plan participants during the year ended Dec. 31, 2009 for proceeds of $919,875, a weighted average discount of 27.4% from the net asset value of those shares. Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm's policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund's net asset value per

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less Fund expenses. For the year ended Dec. 31, 2009, 266,895 shares were purchased in the open market at an aggregate cost of $1,686,712, which represented a weighted average discount of 21.8% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.


--------------------------------------------------------------------------------
28  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $7,735,740 were on loan, secured by cash collateral of $8,102,844 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $10,221 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



of RiverSource Short-Term Cash Fund aggregated $7,396,739 and $7,336,755, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $1,555,038 and accumulated net realized loss has been increased by $1,558,098 resulting in a net reclassification adjustment to increase paid-in capital by $3,060.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income                            $6,488,521  $ 2,631,601
Tax return of capital                              --   13,359,685
------------------------------------------------------------------


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $     667,354
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(107,359,605)
Unrealized appreciation (depreciation)..........  $ (12,098,227)




--------------------------------------------------------------------------------
30  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



For federal income tax purposes, the Fund had a capital loss carry-over of $105,171,372 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


   2015           2016           2017
$6,138,672    $40,987,419    $58,045,281


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $2,188,233 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

ACTIVE MANAGEMENT RISK
The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives.

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN CURRENCY RISK
Foreign currency risk results from constantly changing exchange rates between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

REAL ESTATE INDUSTRY RISK
Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

RISKS OF FOREIGN INVESTING
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in emerging markets.

SMALL AND MID-SIZED COMPANY RISK
Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


--------------------------------------------------------------------------------
32  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 22, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
34  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource LaSalle International Real Estate Fund (the Fund) (formerly Seligman LaSalle International Real Estate Fund) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


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36  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource LaSalle International Real Estate Fund at December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  37

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................        19.75%
    Dividends Received Deduction for corporations................         1.21%
    U.S. Government Obligations..................................         0.00%
    Foreign Tax Credit...........................................      $279,271
    Foreign Source Income........................................    $2,550,822


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.


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38  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Stockholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Fund Board members serve until their terms expire and successors are elected and qualify, until he or she reaches the mandatory retirement age established by the Board, or until the fifteenth anniversary of the first Fund Board meeting they attend as members of the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2008                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      2008                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2008                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2008                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      2008
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2008                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2008,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2008

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  39

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2007                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2008                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2007                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2008                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
40  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2008,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2008                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2008  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2008                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2008                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2008  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2008  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2008    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2008 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
42  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting riversource.com/funds. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
    RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2009 ANNUAL REPORT  43

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND
200 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                You should consider the investment objectives, risks,
                                charges, and expenses of the Fund carefully before
                                investing. You can obtain the Fund's most recent periodic
                                reports and other regulatory filings by contacting your
                                financial advisor or American Stock Transfer & Trust Company at 800-937-5449. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR
                                Database. You should read these reports and other filings
                                carefully before investing.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2010 RiverSource Investments, LLC.                             SL-9909 A (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:

                                 2009 -- $34,625

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and other consultations and services required to complete the audit for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:

                                 2009 -- $2,109

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:

                                 2009 -- $3,498

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:

                                   2009 -- $0

      (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)   Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                2009 -- $804,293

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

      - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

      - The Board supports annual election of all directors and proposals to eliminate classes of directors.

      - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

      - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

      - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines.

Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other Seligman funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of Dec. 31, 2009, is set forth below.

     PORTFOLIO          OTHER ACCOUNTS      ASSETS UNDER        PERFORMANCE          SECURITIES
      MANAGER             MANAGED(A)         MANAGEMENT        BASED ACCOUNTS         OWNERSHIP
--------------------   ----------------   ----------------   ------------------   ----------------
Stan J. Kraska          2 RICs             $41.0 million      4 other accounts     $10,001-
                        14 PIVs            $4.15 billion      ($539.0 M)           $50,000
                        29 other           $2.83 billion
                        accounts

George J. Noon          2 RICs             $41.0 million      4 other accounts     None
                        14 PIVs            $4.15 billion      ($539.0 M)
                        28 other           $2.83 billion
                        accounts

Keith R. Pauley         2 RICs             $41.0 million      4 other accounts     $10,001-
                        14 PIVs            $4.15 billion      ($539.0 M)           $50,000
                        28 other           $2.83 billion
                        accounts

Ernst Jan de            1 RIC              $15 million        2 other accounts     None
Leeuw                   16 PIVs            $4.20 billion      ($426.0 M)
                        17 other           $1.31 billion
                        accounts

(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Compensation:

Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients' portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers' publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle's comprehensive equity ownership program are: (1) Stock Ownership Program - credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan -- program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

Conflicts of Interest:

Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team's management of a Fund's investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account's investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                               Total Number of
                              Total                          Shares Purchased as       Maximum Number of
                            Number of          Average         Part of Publicly     Shares that May Yet Be
                             Shares          Price Paid       Announced Plans or     Purchased Under the
        Period              Purchased         Per Share           Programs(1)        Plans or Programs(1)
----------------------   ---------------   ---------------   --------------------   -----------------------
  7-01-09 to 7-31-09             3,800             $6.30                  3,800                      N/A

  8-01-09 to 8-31-09            64,141              6.90                 64,141                      N/A

  9-01-09 to 9-30-09                --                --                     --                      N/A

 10-01-09 to 10-31-09           38,429              7.36                 38,429                      N/A

 11-01-09 to 11-30-09           58,425              7.27                 58,425                      N/A

 12-01-09 to 12-31-09               --                --                     --                      N/A

(1) As stated in the registrant's initial registration statement dated May 24, 2007, the registrant may purchase its shares of Common Stock in the open market, when such shares are trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of shares of its Common Stock attributable to the reinvestment of the portion of its distributions to stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            RiverSource LaSalle International Real Estate Fund, Inc.

By   /s/ Patrick T. Bannigan
     -------------------------------
     Patrick T. Bannigan
     President and Principal Executive Officer

Date March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Patrick T. Bannigan
     -------------------------------
     Patrick T. Bannigan
     President and Principal Executive Officer

Date March 5, 2010

By   /s/ Jeffrey P. Fox
     -------------------------------
     Jeffrey P. Fox
     Treasurer and Principal Financial Officer

Date March 5, 2010